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                      POLICY OWNER ALERT - ALLOCATOR 2000
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                  FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITIES
                            Strong Advantage Fund II
                        Strong Asset Allocation Fund II


Acacia National Life Insurance Company currently offers the above referenced Strong Series as investment options in its Allocator 2000 Variable products. This notice is to advise you that, effective May 1, 1997, STRONG ADVANTAGE FUND II and STRONG ASSET ALLOCATION FUND II Portfolios in the Acacia National Variable Products will no longer be accepting premiums. This is because Strong has decided to close these Portfolios. Therefore, Acacia National is currently negotiating with a new family of funds for replacement portfolios of the same type and caliber. It is anticipated that the two chosen funds will have investment objectives similar to the two Strong Funds they would be replacing.

Once the choice of funds has been finalized, Acacia will be applying for an Order pursuant to Section 26(b) of the Investment Company Act of 1940 which would provide for the substitution of the two new funds for the Strong Advantage Fund II and the Strong Asset Allocation Fund II. The substitution, if approved would be affected at net asset values so that the dollar value of the amount invested in the new Portfolios would be the same as that which was invested in the Strong Portfolios. Policy Owners will also be given the opportunity to direct their interests in the two Strong Portfolios among any of the other offered Portfolios should they not wish to move their money to the substituted Portfolios. The substitution will not affect Policy Owner cash values and no costs for the substitution will be borne by Policy Owners.





This is a November 25, 1996 Supplement to:

        Acacia National Variable Life Insurance Separate Account I Prospectus dated May 1, 1996, and the

        Acacia National Variable Annuity Separate Account II Prospectus dated August 26, 1996